UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

October 23, 2014

(Date of earliest event reported)

VAALCO Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-32167	76-0274813
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4600 Post Oak Place, Suite 300

Houston, Texas  77027

(Address of principal executive offices, including zip code)

(713) 623-0801

(Registrant's telephone number, including area code)

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers:  Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 23, 2014, VAALCO Energy, Inc. announced via news release that it had appointed Andrew L. Fawthrop as a member of the Board of Directors effective November 1, 2014.  Mr. Fawthrop is an independent director, and the committees on which he will serve have not yet been determined.

The press release is attached hereto as Exhibit 99.1

Item 9.01   Financial Statements and Exhibits.

(c) Exhibits.  The Exhibit listed below is being furnished with this Form 8-K.

Exhibit 99.1 Press Release dated October 23, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAALCO Energy, Inc.

October 23, 2014	By:	/s/ Gregory R. Hullinger
Gregory R. Hullinger
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 23, 2014